Exhibit 10.1

AMENDMENT NO. 1 TO

INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Investor Rights Agreement dated May 27, 2020 (“Agreement”), is entered into as of October 11, 2022 (the “Amendment Execution Date”), by and between Arcus Biosciences, Inc. (“Arcus”) and Gilead Sciences, Inc. (“Gilead”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement to the extent defined therein.

WHEREAS, Gilead and Arcus desire to amend the terms of the lockup;

NOW, THEREFORE, in consideration of the mutual promises and assurances contained in the Agreement and this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 4.1(a) is hereby amended and restated in its entirety to read: “(a) the third anniversary of the Closing Date.”

2.

The first sentence of Section 6.1.1 is hereby amended and restated in its entirety to read: “On or before October 31, 2022 (the “Filing Date”), the Company shall file a registration statement covering the resale of the Registrable Securities with the Commission for an offering to be made on a continuous basis pursuant to Commission Rule 415, or if Commission Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as Gilead may reasonably specify (the “Initial Registration Statement”).”

3.	Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

4.

This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Amendment may be executed by facsimile, PDF or electronic signatures, which signatures shall have the same force and effect as original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Execution Date.

ARCUS BIOSCIENCES, INC.		GILEAD SCIENCES, INC.

By:	/s/ Terry Rosen	By:	/s/ Andrew Dickinson
	Name: Terry Rosen		Name: Andrew Dickinson
	Title: Chief Executive Officer		Title: Chief Financial Officer

Signature Page to Amendment No. 1 to Investor Rights Agreement